UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549
                           ---------------------
                                 FORM 8-K

                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  December 23, 2005
                                                      -----------------


                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


        Florida                     0-13358                 59-2273542
------------------------    ------------------------    ------------------
(State of Incorporation)       (Commission File           (IRS Employer
                                    Number)             Identification No.)


   217 North Monroe Street, Tallahassee, Florida              32301
---------------------------------------------------     -----------------
      (Address of principal executive office)               (Zip Code)


   Registrant's telephone number, including area code: (850) 671-0300
                                                       --------------

        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                        CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

     On December 23, 2005, Capital City Bank Group, Inc. ("CCBG") sent a notice (the "Notice") to its directors and executive officers informing them that CCBG's 401(k) Plan (the "Plan") will be changing their record-keeping service provider to Capital City Trust Company. The Notice states that, as a result of this change, Plan participants will temporarily be unable to direct or diversify investments in their accounts or obtain a distribution from the Plan during a period that will begin at 2:00 p.m. Eastern Time on January 25, 2006 and will end prior to the opening of the NASDAQ National Market on February 9, 2006.

     The Notice further states that the limitations on transactions during the blackout will impact CCBG Common Stock and thus, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission Regulation BTR (Blackout Trading Restriction), directors and executive officers are prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any equity security of CCBG during the entire period that the participant transactions are restricted under the Plan. The Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     CCBG received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, on December 23, 2005.

     Inquiries concerning the blackout should be directed to Robert H. Smith, Vice President of Investor Relations, by telephone at (850) 671-0316 or by mail at Capital City Bank Group, Inc., 217 North Monroe Street, Tallahassee, Florida 32301.


Item 9.01.  Financial Statements and Exhibits.

     (c)    Exhibits.

     Item No.      Description of Exhibit
     --------      ----------------------

      99.1         Notice to Directors and Executive Officers of Capital City
                    Bank Group, Inc. dated December 23, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL CITY BANK GROUP, INC.


Date:  December 23, 2005                   By: /s/ J. Kimbrough Davis
       -----------------                       ------------------------------
                                               J. Kimbrough Davis,
                                               Executive Vice President
                                               and Chief Financial Officer

??

??

??

??